Exhibit 1



                             JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of July 12, 2007, is made by and between Drawbridge Global Macro Master Fund Ltd., Drawbridge Global Macro Intermediate Fund LP, DBGM Associates LLC, Principal Holdings I LP, FIG Asset Co. LLC, Drawbridge Global Macro Fund Ltd., Drawbridge Global Macro Fund LP, Drawbridge Global Macro Advisors LLC, Drawbridge Global Macro GP LLC, FIG LLC, Fortress Operating Entity I LP, Fortress Operating Entity II LP, FIG Corp. and Fortress Investment Group LLC. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on
Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing
Agreement as of the day and year first above written.

                                 DRAWBRIDGE GLOBAL MACRO
                                 MASTER FUND LTD.

                                 By:    /s/ Kevin Treacy
                                        Name: Kevin Treacy
                                        Title: Authorized Signatory

                                 DRAWBRIDGE GLOBAL MACRO
                                 INTERMEDIATE FUND LP
                                 By: DBGM ASSOCIATES LLC
                                 its general partner

                                 By:    /s/ Kevin Treacy
                                        Name: Kevin Treacy
                                        Title: Authorized Signatory

                                 DBGM ASSOCIATES LLC
                                 By: PRINCIPAL HOLDINGS I LP
                                 its sole managing member

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory

                                 PRINCIPAL HOLDINGS I LP
                                 By: FIG ASSET CO. LLC
                                 its general partner

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory

                                 FIG ASSET CO. LLC

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory

                                 DRAWBRIDGE GLOBAL MACRO FUND LTD.


                                 By:    /s/ Kevin Treacy


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                                        Name: Kevin Treacy
                                        Title: Authorized Signatory

                                 DRAWBRIDGE GLOBAL MACRO FUND LP
                                 By: DRAWBRIDGE GLOBAL MACRO
                                 FUND GP LLC
                                 its general partner

                                 By:    /s/ Kevin Treacy
                                        Name: Kevin Treacy
                                        Title: Authorized Signatory

                                 DRAWBRIDGE GLOBAL MACRO ADVISORS LLC

                                 By:    /s/ Kevin Treacy
                                        Name: Kevin Treacy
                                        Title: Authorized Signatory

                                 DRAWBRIDGE GLOBAL MACRO GP LLC

                                 By:    /s/ Kevin Treacy
                                        Name: Kevin Treacy
                                        Title: Authorized Signatory

                                 FIG LLC

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory

                                 FORTRESS OPERATING ENTITY I LP
                                 By: FIG CORP.
                                 its general partner

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory

                                 FORTRESS OPERATING ENTITY II LP
                                 By: FIG CORP.
                                 its general partner

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks


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                                        Title: Authorized Signatory

                                 FIG CORP.

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory

                                 FORTRESS INVESTMENT GROUP LLC

                                 By:    /s/ David N. Brooks
                                        Name: David N. Brooks
                                        Title: Authorized Signatory



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